UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                           _____________________

                                  FORM 8-K
                           _____________________


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                        COMMISSION FILE NO.: 0-28887



                        Date of Report: May 16, 2005



                           GREENSHIFT CORPORATION
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           (Exact name of registrant as specified in its charter)

     Delaware                                            22-3328734
  ------------------------------------------------------------------------
   (State of other jurisdiction of                   (IRS Employer
    incorporation or organization                     Identification No.)


    111 Howard Boulevard, Suite 108, Mt. Arlington New Jersey       07856
    ---------------------------------------------------------------------
    (Address of principal executive offices)                     (Zip Code)

                               (973) 398-8183
             ---------------------------------------------------
             (Registrant's telephone number including area code)


                            GreenWorks Corporation
                 ------------------------------------------
                 (Former Name, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation

On May 16, 2005 the Registrant filed a Certificate of Amendment to Certificate of Incorporation. The Certificate of Amendment changed the name of the Registrant from "GreenWorks Corporation" to "GreenShift Corporation," effective immediately.

Item 9.01	Financial Statements and Exhibits

                                  Exhibits

3-a	Certificate of Amendment of Certificate of Incorporation filed on May
        16, 2005.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GREENWORKS CORPORATION
Dated:  May 18, 2005
                                    By:  /s/ Kevin Kreisler
                                    ----------------------------------------
                                    Kevin Kreisler, Chief Executive Officer